LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON INVESTMENT TRUST

SUPPLEMENT DATED MARCH 11, 2013

TO THE STATUTORY PROSPECTUSES OF THE FUNDS LISTED IN SCHEDULE A

The following is added as the last line item to the “Shareholder fees” table for Class A, Class A2, Class C, and Class C1 shares, as applicable, in the “Fees and expenses of the fund” section of the fund’s Prospectus:

Small Account Fee*	$15.00

*	Effective June 30, 2013 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

The following language replaces the section of the fund’s Prospectus titled “Other things to know about transactions: Small account balances/Mandatory redemptions”:

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged effective June 30, 2013 (or as soon as practicable thereafter in the fund’s discretion) by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on: (i) Retirement Plans (but will be charged on Other Retirement Plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares. Please see “Retirement and Institutional Investors – eligible investors” for a further description of Retirement Plans.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes C and C1 (formerly Class C) of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-Direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All Accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

SCHEDULE A

Legg Mason Global Asset Management Trust	Date of Prospectus
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2012
Legg Mason Batterymarch International Equity Trust	May 1, 2012
Legg Mason Batterymarch U.S. Small-Capitalization Equity Portfolio	October 31, 2012
Legg Mason BW Global Opportunities Bond Fund	October 31, 2012
Legg Mason Capital Management Global Growth Trust	March 1, 2013
Legg Mason Capital Management Special Investment Trust	March 1, 2013
Legg Mason Capital Management Value Trust	March 1, 2013

Legg Mason Investment Trust
Legg Mason Capital Management Opportunity Trust	May 1, 2012

Please retain this supplement for future reference.

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